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                                                                    Exhibit 10.8




                         LIST OF ALLTRISTA CORPORATION
                          OFFICERS WHO HAVE EXECUTED
                         CHANGE OF CONTROL AGREEMENTS


Elected Corporate Officers
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Thomas B. Clark             Chairman, President and Chief Executive Officer
Jerry T. McDowell           Group Vice President, Metal Products
Kevin D. Bower              Senior Vice President and Chief Financial Officer
Garnet E. King              Corporate Secretary and Director, Executive Services
Angela K. Knowlton          Vice President, Finance and Treasurer
J. David Tolbert            Vice President, Human Resources and Administration



Appointed Officers
------------------
Albert H. Giles             President - Zinc Products Company
Charles W. Orth             President - Unimark Plastics Company
John A. Metz                President - Consumer Products Company
A. Bruce Buchholz           President - Thermoformed Products Division